Financial Instruments	9 Months Ended
Sep. 30, 2021
Financial Instruments [Abstract]
Financial Instruments
15	Financial Instruments
Assets and liabilities subject to fair value measurements are required to be disclosed within a fair value hierarchy. The fair value hierarchy ranks the quality and reliability of inputs used to determine fair value. Accordingly, assets and liabilities carried at fair value are classified within the fair value hierarchy in one of the following categories based on the lowest level input that is significant to a fair value measurement:

•	Level 1 – Fair value is determined by using quoted prices that are available in active markets for identical assets and liabilities.

•
Level 2 – Fair value is determined by using inputs other than Level 1 quoted prices that are directly or indirectly observable. Inputs can include quoted prices for similar assets and liabilities in active markets or quoted prices for identical assets and liabilities in inactive markets. Related inputs can also include those used in valuation or other pricing models such as interest rates and yield curves that can be corroborated by observable market data.

•	Level 3 – Fair value is determined by using inputs that are unobservable and not corroborated by market data. Use of these inputs involves significant and subjective judgment.
Assets and liabilities that are measured at fair value on a recurring basis
The following table summarizes the valuation of the Company’s financial instruments that are reported at fair value on a recurring basis:

	Fair value as of September 30, 2021
	Level1	Level 2	Level 3	Total
Current and long-term liabilities:
Derivative in subordinated notes	$-	$5,754		$5,754
Interest rate contracts	$-	$86	$-	$86
The derivative in subordinated notes relates to the Change of Control Redemption Election included in the Subordinated Notes (note 9).
The Company’s interest rate contracts arose from the Alliance Acquisition (note 5) and are primarily pay-fixed,
receive-variable interest rate swaps based on the LIBOR swap rate (“interest rate contracts”) related to certain of the Company’s equipment debt. The amount that the Company expects to reclassify from accumulated other comprehensive loss to interest expense over the next twelve months is immaterial.

Assets and liabilities for which fair value is only disclosed
The estimated fair values of other current and
non-current
liabilities are as follows:

	September 30, 2021	December 31, 2020
2028 Senior Notes	$365,625	$-
2025 Senior Notes	464,313	424,016
Subordinated Notes	282,668	-
Equipment Debt	50,864	1,122

Total	$1,163,470	$425,138

As of September 30, 2021, the estimated fair values of the 2028 Senior Notes and 2025 Senior Notes were determined using Level 2 inputs and the estimated fair values of the Subordinated Notes and Equipment Debt were determined using Level 3 inputs.
The carrying value of cash, accounts receivable, accounts payable and accrued liabilities, and the current portion of lease liabilities approximates their fair value given their short-term nature. The carrying value of the non-current
portion of lease liabilities approximates their fair value given the difference between the discount rates used to recognize the liabilities in the condensed consolidated balance sheets and the normalized expected market rates of interest is insignificant.
Financial instruments are classified into one of the following categories: amortized cost, fair value through earnings and fair value through other comprehensive income. The following table summarizes information regarding the carrying value of the Company’s financial instruments:

	September 30, 2021	(Restated- Note 4) December 31, 2020
Financial assets measured at amortized cost:
Cash	$55,876	$44,396
Accounts receivable	135,208	62,259

	$191,084	$106,655

Financial liabilities measured at amortized cost:
Accounts payable accrued liabilities	$127,016	$34,295
Current portion of long-term debt	13,461	406
Current portion of leases	31,520	12,610
Non-current portion of long-term debt	1,167,957	389,580
Non-current portion of leases	217,590	135,263

	$1,557,544	$572,154

	September 30, 2021	(Restated- Note 4) December 31, 2020
Financial liabilities measured at fair value through earnings:
Derivative in subordinated notes	$5,754	$-

Financial liabilities measured at fair value through other comprehensive income:
Interest rate contracts	$86	$-

Assets and Liabilities that are Measured at Fair Value on a Nonrecurring Basis
The Company measures certain
non-financial
assets at fair value on a nonrecurri
n
g basis, primarily intangible assets, goodwill and long-lived assets in connection with acquisitions and periodic evaluations for potential impairment. The Company estimates the fair value of these assets using primarily unobservable inputs and, as such, these are considered Level 3 fair value measurements. See note 5 for disclosure of Level 3 measurements in connection with the Alliance Acquisition.
Credit Risk
The Company has a diverse mix of customers in the healthcare industry and third-party payers, including private, managed care, capitated and government payers. Credit risk arises from the potential a counterparty will fail to perform its obligations. The Company is exposed to credit risk from customers. The Company grants credit to its customers in the normal course of business. The condensed consolidated financial statements take into account an allowance for bad debts. The Company is exposed to credit risk from its customers but the concentration of the risk is minimized because of the large customer base and its dispersion across different customers and third-party payers.
Collectability of the receivables is actively monitored on an ongoing basis and an allowance or a write-off
of allowance for bad debts is established by management. At each reporting period, the Company determines whether an allowance or write-off
is required by estimating the expected credit losses based on a combination of probability-weighted historic and actual bad debts experience with consideration of forward-looking information including changes to economic conditions that would impact its customers (such as unemployment rate and general economic environment for non-individual
payers). During the period affected by the
COVID-19
pandemic, management’s consideration of those changes to economic conditions included the impact of the
COVID-19
pandemic.
Currency Risk
Currency risk is the risk to the Company’s earnings that arises from fluctuations in foreign exchange rates and the degree of volatility of those rates. In the normal course of business, the Company may enter into foreign exchange contracts with financial institutions to hedge the value of foreign currency denominated assets. Gains and losses arising from these contracts offset the losses and gains from the underlying hedged transactions. As of September 30, 2021 and December 31, 2020, the Company did not enter into any foreign exchange contracts that would expose the Company to currency risk.
Interest Rate Risk
Interest rate risk is the risk the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. Changes in lending rates can cause fluctuations in interest payments and cash flows. Certain of the Company’s equipment debt arrangements have interest rate swap agreements to hedge the future variable cash interest payments in order to avoid volatility in operating results due to fluctuations in interest rates. As of September 30, 2021, the Company had $1.4 million of variable interest rate equipment debt that is not hedged. In addition, the Company is exposed to variable interest rates related to the 2020 Revolving Facility (note 9), which was not drawn upon during the nine months ended September 30, 2021 or during 2020. The Company’s exposure to interest rate risk from a 1% increase or decrease in the variable interest rates was immaterial.